EXHIBIT A-1

                          FORM OF CLASS I-A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class I-A Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class I-A Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class I-A Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-2

                         FORM OF CLASS II-A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                       Adjustable Pass-Through Rate

Class II-A Senior

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class II-A Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-A Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-3

                       FORM OF CLASS M-[1][2] CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      EACH BENEFICIAL OWNER OF A CLASS M-[1][2] CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS"?OF ANY PLAN,
(III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class M-[1][2] Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class M Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

      Each beneficial owner of a Class M-[1][2] Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with "plan assets" of any Plan ,(iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-[1] [2] Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-4

                           FORM OF CLASS B CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      EACH BENEFICIAL OWNER OF A CLASS B CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS"?OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                        Adjustable Pass-Through Rate

Class B Subordinate

                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $__________

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date: $__________

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

      Each beneficial owner of a Class B Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with "plan assets" of any Plan ,(iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-5

                           FORM OF CLASS R CERTIFICATE

            THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE
PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1                        Percentage Interest: 100%

Class R-__

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $0.00

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date:
                                        $0.00

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Seller, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

            The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Class R-_ Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-[I] [II] [III] Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee

                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-6

                         FORM OF CLASS B-IO CERTIFICATE


            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, THE CLASS M AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN

OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                        Variable Pass-Through Rate

Class B-IO Subordinate

Date of Pooling and Servicing           Aggregate Initial Notional Amount of
                                        this Certificate as of the Cut-off
Agreement and Cut-off Date:             Date:
July 1, 2004                            $__________

                                        Initial Notional Amount of this
First Distribution Date:                Certificate as of the Cut-off Date:
August 25, 2004                         $__________

Master Servicer:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:        CUSIP: __________
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ______________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate will accrue during the calendar month immediately preceding such Distribution Date (as hereinafter defined) on the Notional Amount hereof at a per annum rate equal to the Pass-Through Rate as set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount of interest required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The
Class B-IO Certificates have no Certificate Principal Balance. The Initial Notional Amount of this Certificate is set forth above.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Class B-IO Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the

Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          Not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-IO Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                   EXHIBIT A-7

                          FORM OF CLASS XP CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE
PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1

Class XP Senior

Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
July 1, 2004                            $100

                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
August 25, 2004                         Date:
                                        $100

Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
September 25, 2034

                         BEAR STEARNS ALT-A TRUST 2004-8
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

      evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI II. Wells Fargo Bank, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI II, as depositor (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

            The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

            No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule

144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of
Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of this Class XP Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

            The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master

Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

            The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

            No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2004                      JPMORGAN CHASE BANK,
                                          Not in its  individual  capacity but
                                          solely as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

            This is one of the Class XP Certificates referred to in the within-mentioned Agreement.

                                          JPMORGAN   CHASE   BANK,    Authorized
                                          signatory of JPMorgan  Chase Bank, not
                                          in its individual  capacity but solely
                                          as Trustee


                                          By:
                                             ---------------------------------
                                                      Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:




Dated:
                        Signature by or on behalf of assignor



                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

            This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

            The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the city, state and zip code of the Mortgaged Property;

(d) the property type;

(e) the Mortgage Interest Rate;

(f) the Servicing Fee Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original principal balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid principal balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) the paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy, if any;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;

(u) the Periodic Rate Cap, if applicable;

(v) the number of days delinquent, if any;

(w) a code indicating whether the Mortgage Loan is negatively amortizing; and

(x) which Mortgage Loans adjust after an initial fixed-rate period of two, three, five, seven or ten years.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                                       EXHIBIT C
                                   [RESERVED]

                                                                       EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE: Pooling and Servicing Agreement, dated as of July 1, 2004 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee, issuing Bear Stearns Alt-A Trust 2004-8, Mortgage Pass-Through
      Certificates, Series 2004-8

      In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full


                                          By:
                                             ---------------------------------
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                       EXHIBIT E

                           FORM OF TRANSFER AFFIDAVIT

                                             Affidavit   pursuant  to  Section
                                             860E(e)(4)    of   the   Internal
                                             Revenue   Code   of   1986,    as
                                             amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1. That he is [Title of Officer] of [Name of Investor] (record or beneficial owner of the Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8, Class R-__ Certificates) (the "Class R Certificates") (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

      2. That the Owner (i) is not and will not be as of [Closing Date][date of purchase] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.05 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is #
---------------.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1 (c) and recent amendments thereto, effective as of August 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

            13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

            14. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

            15. (a) The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate:

                        (1) The Certificates (i) are not being acquired by,
and will not be transferred to, any employee  benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

                  (2)  The  purchase  of  Certificates   is  permissible   under
applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements is accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.


            In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

            Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                       ---------------------------------------
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address  of  Investor  for receipt of
                                        distributions]
                                        Address of  Investor  for receipt of tax
                                        information:

      Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF


My commission expires the ___ day of ___________________, 20___.

3

                                                                     EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)


                              ______________,200___


Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-8

            Re:   Bear Stearns Alt-A Trust 2004-8
                  Mortgage Pass-Through Certificates, Series 2004-8, Class__
                  ----------------------------------------------------------

Ladies and Gentlemen:

      ______________ (the "Purchaser") intends to purchase from ______________ (the "Seller") $_________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2004-8, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2004 among Structured Asset Mortgage Investments II Inc., as depositor (the "Seller"), EMC Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and securities administrator, and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Seller is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Seller as has been requested by the Purchaser from the Seller or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The  Purchaser  (if the  Certificate  is not rated at least
            "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a) is not an employee  benefit or other plan subject to
            the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                        (b) is an insurance  company,  the source of funds to be
            used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.



                                        Very truly yours,



                                        [PURCHASER]

                                        By:
                                           ---------------------------

                                        Name:

                                        Title:

                                                                     EXHIBIT F-2


                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

           -------------------------------------------------------

           -------------------------------------------------------

           -------------------------------------------------------

           -------------------------------------------------------


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined to the Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement"), among the Company, EMC, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee")) as follows:

                        (a) The Buyer  understands that the Rule 144A Securities
            have not been registered under the 1933 Act or the securities laws of any state.

                        (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                        (c) The Buyer has been  furnished  with all  information
            regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Master Servicer.

                        (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                        (e) The Buyer is a  "qualified  institutional  buyer" as
            that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
            (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3. The Buyer (if the Rule 144A Securities are not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a) is not an employee  benefit or other plan subject to
            the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

                        (b) is an insurance  company,  the source of funds to be
            used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


--------------------------------------   --------------------------------------
Print Name of Seller                     Print Name of Buyer
By:                                      By:
   -----------------------------------      -----------------------------------
   Name:                                    Name:
   Title:                                   Title:

Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
   -----------------------------------      -----------------------------------
Date:                                    Date:
     ---------------------------------        ---------------------------------

                                                          ANNEX 1 TO EXHIBIT F


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      -- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      -- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
            (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      -- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

      -- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      -- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

      -- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      -- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      -- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      -- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

      -- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      -- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

_______   _______    Will the Buyer be purchasing the Rule 144A
Yes        No        Securities  only for the  Buyer's own  account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.


            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                    ------------------------------------
                                    Print Name of Buyer


                                    By:
                                         -------------------------------
                                         Name:
                                         Title:


                                    Date:
                                         --------------------------------

                                                                   EXHIBIT F-3


                   FORM OF TRANSFEROR REPRESENTATION LETTER





                                                                   _____ , 20__

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-8

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2004-8



            Re:   Mortgage Pass-Through Certificates,  Series 2004-8

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2004-8 (the "Certificates") pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), among Structured Asset Mortgage Investments II Inc. (the "Company"), EMC Mortgage Corporation ("EMC"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any

Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                    Very truly yours,

                                    ------------------------------------
                                    (Seller)



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                                                       EXHIBIT G


                           FORM OF CUSTODIAL AGREEMENT


            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 30, 2004, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as company (together with any successor in interest, the "Company"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

            WHEREAS, the Company, EMC, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the issuance of Bear Stearns ALT-A Trust 2004-8, Mortgage
Pass-Through Certificates, Series 2004-8 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company or the Master Servicer under the Pooling and Servicing Agreement and the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II
                          CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1 Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a) receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee (with a copy to the Custodian) pursuant to the provisions of Section
2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

            Section 2.3 Review of Mortgage Files.

            (1) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (2) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

            (3) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Seller and the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            (4) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

            Section 2.4 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the related Servicer and the Trustee.

            Section 2.5 Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Master Servicer Collection Account or the Distribution Account, then the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

            Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the related Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the related Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Collection Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

            At any time that a Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Mortgage Loan Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

            Section 2.6 Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                   ARTICLE III
                            CONCERNING THE CUSTODIAN

            Section 3.1 Custodian as Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2 Reserved.

            Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

            Section 3.5 Custodian May Resign Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

            Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                                JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004                By:___________________________________
                                        Name:
Attention:                              Title:
Telecopy:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                       By:___________________________________
                                        Name: Baron Silverstein
                                        Title:      Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:___________________________________
Columbia, Maryland 21045                Name:
Attention: BSALTA 2004-8                Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:___________________________________
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2004-8                Title:
Telecopier: (612) 667-1068

STATE OF NEW YORK )
                        )ss.:
COUNTY OF NEW YORK      )

            On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________of JPMorgan Chase Bank, a New York State banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[SEAL]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD     )

            On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared Stacey Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[SEAL]

STATE OF NEW YORK    )
                        )ss.:
COUNTY OF NEW YORK      )

            On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD     )


            On the 30th day of July 2004 before me, a notary public in and for said State, personally appeared _____________, known to me to be a/an
_______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          -----------------------------------
                                                     Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                April  __, 20__



JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-8,  Mortgage Pass-Through  Certificates,  Series
2004-8

            Re: Custodial Agreement, dated as of July 30, 2004, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments Inc. and Wells Fargo Bank, National Association relating to Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
                  ------------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION


                                          By: _______________________________
                                          Name:
                                          Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__



JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention:  Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series
2004-8

            Re: Custodial Agreement, dated as of July 30, 2004,
                by and among JPMorgan Chase Bank, Structured
                Asset Mortgage Investments II Inc. and Wells
                Fargo Bank, National Association relating to Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
                ---------------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                __________, 20__



JPMorgan Chase Bank                     Structured Asset Mortgage Investments
4 New York Plaza, 6th Floor             II Inc.
New York, New York 10004                383 Madison Avenue
                                        New York, New York 10179

Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series
2004-8

            Re: Custodial Agreement, dated as of July 30, 2004,
                by and among JPMorgan Chase Bank, Structured
                Asset Mortgage Investments Inc. and Wells Fargo Bank, National Association relating to Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8
                -------------------------------------------------

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, subject to any exceptions listed on Schedule A attached hereto, it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or a lost note affidavit together with a copy of the related Mortgage Note;

            (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon;

            (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee," with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon;

            (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

            (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

            (vi)  the  original   policy  of  title   insurance  or  mortgagee's
      certificate  of  title   insurance  or  commitment  or  binder  for  title
      insurance, and

            (vii) originals of all modification agreements, if applicable and available.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

                                                WELLS  FARGO  BANK,   NATIONAL
                                                ASSOCIATION



                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------

                                                                   EXHIBIT H-1

                         CHEVY CHASE SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-2

                         COUNTRYWIDE SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-3

                             EMC SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-4

                          EVERHOME SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-5

                         GREENPOINT SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-6

                        NATIONAL CITY SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                   EXHIBIT H-7

                         SOUTHTRUST SERVICING AGREEMENT

                             (Provided Upon Request)

EXHIBIT H-8

                         WATERFIELD SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                       EXHIBIT I

                              ASSIGNMENT AGREEMENTS

                             (See Tabs 7 through 11)

                                                                       EXHIBIT J

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT





                        MORTGAGE LOAN PURCHASE AGREEMENT




                                     between



                            EMC MORTGAGE CORPORATION

                             as Mortgage Loan Seller



                                       and


                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                  as Purchaser



                                   Dated as of

                                  July 30, 2004

                                TABLE OF CONTENTS
                                                                            Page
SECTION 1.    Definitions....................................................1
SECTION 2.    Purchase and Sale of the Mortgage Loans and Related
              Rights.........................................................3
SECTION 3.    Mortgage Loan Schedules........................................3
SECTION 4.    Mortgage Loan Transfer.........................................4
SECTION 5.    Examination of Mortgage Files..................................5
SECTION 6.    Recordation of Assignments of Mortgage.........................7
SECTION 7.    Representations and Warranties of Mortgage Loan Seller
              Concerning the Mortgage Loans..................................8
SECTION 8.    Representations and Warranties Concerning the Mortgage
              Loan Seller...................................................12
SECTION 9.    Representations and Warranties Concerning the Purchaser.......13
SECTION 10.  Conditions to Closing..........................................14
SECTION 11.  Fees and Expenses..............................................16
SECTION 12.  Accountants' Letters...........................................17
SECTION 13.  Indemnification................................................17
SECTION 14.  Notices........................................................19
SECTION 15.  Transfer of Mortgage Loans.....................................19
SECTION 16.  Termination....................................................20
SECTION 17.  Representations, Warranties and Agreements to Survive
              Delivery......................................................19
SECTION 18.  Severability...................................................20
SECTION 19.  Counterparts...................................................20
SECTION 20.  Amendment......................................................20
SECTION 21.  Governing Law..................................................20
SECTION 22.  Further Assurances.............................................20
SECTION 23.  Successors and Assigns.........................................20
SECTION 24.  The Mortgage Loan Seller and the Purchaser.....................21
SECTION 25.  Entire Agreement...............................................21
SECTION 26.  No Partnership.................................................21
  EXHIBIT 1       CONTENTS OF MORTGAGE FILE................................E-1
  EXHIBIT 2       MORTGAGE LOAN SCHEDULE INFORMATION.....................E-2-1
  EXHIBIT 3       MORTGAGE LOAN SELLER'S INFORMATION.......................E-3
  EXHIBIT 4       PURCHASER'S INFORMATION..................................E-4
  EXHIBIT 5       SCHEDULE OF LOST NOTES...................................E-5
  EXHIBIT 6       Standard & Poor's LEVELS(R)Glossary, Version 5.6 Revised,
                    Appendix E.............................................E-6
  SCHEDULE A      REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES..........A-1
  SCHEDULE B      MORTGAGE LOAN SCHEDULE...................................B-1

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule

                        MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE LOAN PURCHASE AGREEMENT, dated as of July 30, 2004, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Mortgage Loan Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2004-7 (the "Certificates"), under a pooling and servicing agreement, to be dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wells Fargo Bank, National Association, as master servicer and securities administrator, JPMorgan Chase Bank, as trustee (the "Trustee") and EMC Mortgage Corporation.

            The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-115122) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated July [__], 2004 to the Prospectus, dated May 14, 2004, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement dated as of July [__], 2004 to an underwriting agreement dated July 29, 2003, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

            Acquisition Price: Cash in an amount equal to $__________ (plus $_______ in accrued interest) 1.


__________________________________


1  Pleae contact Bear, Stearns & Co. Inc. for Acquisition Price.

            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: July 30, 2004.

            Cut-off Date: July 1, 2004.

            Cut-off Date Balance: $[__].

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's: Moody's Investors Service, Inc., or its successors in interest.

            Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage File: The items referred to in Exhibit 1 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

            Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

            Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Purchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (c) any portion of the Master Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory lending laws.

            Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

            Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

            Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

            Purchase and Sale of the Mortgage Loans and Related Rights.

            Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

            The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

            Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

            In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreements (other than its right to enforce the representations and warranties set forth therein).

            Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

            Mortgage Loan Transfer.

            The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest, received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest, received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller may deliver the following documents, under the circumstances set forth below:
(x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" (y) in lieu of the Security Instrument, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

            The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to JPMorgan Chase Bank, as Trustee for the Certificateholders, on the date hereof.

            Examination of Mortgage Files.

            On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

            Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee, for the benefit of the Certificateholders, will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver or cause the Custodian to deliver to the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

            Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, the Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer an interim certification substantially in the form of Exhibit Two to the Custodial Agreement.

            Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof) the Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

            At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in its possession or in the possession of the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            Recordation of Assignments of Mortgage.

            The Mortgage Loan Seller shall, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan if (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee which states that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of
(i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

            While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, the Trustee has not been provided an Opinion of Counsel as described above or received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel (in the alternative, if required) shall be considered a Material Defect, and the provisions of Section 5(iii) and (iv) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

            Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

            (i)...the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

            (ii)..immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same to the Purchaser free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

            (iii).each Mortgage Loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws; and each Mortgage Loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

            (iv)..there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

            (v)...the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

            (vi)..no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

            (vii).each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

            (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiiii) below;

            (ix)..as of the Cut-off Date, to the best of the Mortgage Loan Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

            (x)...there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

            (xi)..to the best of the Mortgage Loan Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

            (xii).to the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to

Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

            (xiv).at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan;

            (xv)..as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

            (xvi).each  Mortgage Loan  constitutes a "qualified  mortgage" under
Section   860G(a)(3)(A)   of  the   Code   and   Treasury   Regulation   Section
1.860G-2(a)(1), (2), (4), (5) and (6);

            (xvii) each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended;

            (xviii) none of the Mortgage  Loans are (a) loans  subject to 12 CFR
Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost home," "covered" (excluding home loans defined as "covered home loans" in the

New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (xix).no Mortgage Loan is a (a) "high cost loan" or "covered loan" as applicable (as such terms are defined in Standard & Poor's LEVELS(R) Glossary, Version 5.6 Revised, Appendix E, attached hereto as Exhibit 6 or (b) was originated on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

            (xx)..the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects;

            (xxi).no proceeds of any Mortgage Loan have been used to finance single-premium credit insurance policies;

            (xxii) none of the Mortgage Loans impose a prepayment penalty for a term in excess of five years from the origination date;

            (xxiii) with respect to each Mortgage Loan, information regarding the borrower credit files related to such Mortgage Loan has been furnished to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations;

            (xxiv) each Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

            (xxv).each original Mortgage has been recorded or is in the process of being recorded in accordance with the requirements of Section 2.01 of the Pooling and Servicing Agreement in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

            (xxvi) the related Mortgage File contains each of the documents and instruments listed in Section 2.01 of the Pooling and Servicing Agreement, subject to any exceptions, substitutions and qualifications as are set forth in such Section;

            (xxvii)  the  Mortgage   Loans  are  currently   being  serviced  in
accordance with accepted servicing practices; and

            (xxiii) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan, and the appraisal is in a form which was acceptable to Fannie Mae or FHLMC at the time of origination.

            It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

            Upon discovery or receipt of notice by the Mortgage Loan Seller, the
Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof. It is understood by the parties hereto that a breach of the representations and warranties made in any of clause (xviii), (xix)(b), (xxi), (xxii) or (xxiii) of this Section 7 will be deemed to materially and adversely affect the value of the interests of the Purchaser, the Certificateholders or the Trustee in the related Mortgage Loan.

            Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon
(i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

             Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

            the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            the Mortgage Loan Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            the Mortgage Loan Seller's Information (identified in Exhibit 3 hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage Loan Seller as follows:

            the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

            the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

            this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

            there  are no  actions,  suits or  proceedings  pending  or,  to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

            the Purchaser's Information (identified in Exhibit 4 hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

      Conditions to Closing.

            The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  Each of the obligations of the Mortgage Loan Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                  The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                        If required pursuant to Section 3 hereof,  the Amendment
            dated as of the Closing Date and any documents referred to therein;

                        If  required  pursuant  to  Section 3 hereof,  the Final
            Mortgage  Loan  Schedule  containing  the  information  set forth on
            Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

                        The  Pooling  and  Servicing  Agreement,   in  form  and
            substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                        A certificate  of an officer of the Mortgage Loan Seller
            dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good standing of the Mortgage Loan Seller dated as of a recent date;

                        One or more  opinions of counsel from the Mortgage  Loan
            Seller's  counsel   otherwise  in  form  and  substance   reasonably
            satisfactory to the Purchaser, the Trustee and each Rating Agency;

                        A letter  from each of the Rating  Agencies  giving each
            Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

                        Such other documents, certificates (including additional
            representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

                  The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement, if applicable, shall have been issued and sold to Bear Stearns.

                  The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

            The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                  The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                        If required pursuant to Section 3 hereof,  the Amendment
            dated as of the Closing Date and any documents referred to therein;

                        The  Pooling  and  Servicing  Agreement,   in  form  and
            substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                        A certificate of an officer of the Purchaser dated as of
            the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto copies of the Purchaser's articles of incorporation and by-laws, and evidence as to the good standing of the Purchaser dated as of a recent date;

                        One or more  opinions  of counsel  from the  Purchaser's
            counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                        Such other documents, certificates (including additional
            representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

            Fees and Expenses. Subject to Section 16 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the

Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee, (vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator thereof to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(i) hereof, as the case may be, and (ix) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

            Accountants' Letters.

            Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of Terms - The Mortgage Pool" and "Description of the Mortgage Loans" and in Schedule A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield and Prepayment Considerations" in the Prospectus Supplement.

            To the extent statistical information with respect to the Master Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer," a letter from the certified public accountant for the Master Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

            Indemnification.

            The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

            The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (a) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (b) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (c) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

            Promptly after receipt by an indemnified party under subsection (i) or (ii) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (a) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (b) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (c) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

            If the indemnification provided for in paragraphs (i) and (ii) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

            The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

            Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a Business Day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next Business Day.

            Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(i). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of a representation or warranty of the Mortgage Loan Seller shall be the cure, purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

            Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(1) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(2) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing or any Deleted Mortgage Loan.

            Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Counterparts. This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

            Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

            GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

            Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

            Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section
13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

            The Mortgage Loan Seller and the Purchaser. The Mortgage Loan Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

            Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

            No  Partnership.   Nothing  herein  contained  shall  be  deemed  or
construed to create a partnership or joint venture between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION


                                          By:
                                                ------------------------------
                                          Name:
                                          Title:


                                          STRUCTURED       ASSET      MORTGAGE
                                          INVESTMENTS II INC.


                                          By:
                                                ------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT 1
                            CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit;

          (ii) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their recording as specified in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

          (iii) Unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified in Section 2.01(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording");

          (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Mortgage Loan Seller with evidence of recording thereon;

          (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

          (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

          (vii) The originals of all modification agreements, if applicable and available.

                                    EXHIBIT 2

                       MORTGAGE LOAN SCHEDULE INFORMATION

      The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the city, state and zip code of the Mortgaged Property;

(d) the property type;

(e) the Mortgage Interest Rate;

(f) the Servicing Fee Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original Principal Balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid Principal Balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) the paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;


                                     E-2-1

(u) the Periodic Rate Cap, if applicable;

(v) the number of days delinquent, if any;

(w) a code indicating whether the Mortgage Loan is negatively amortizing; and

(x) which Mortgage Loans adjust after an initial fixed-rate period of one, two, three, five and seven years.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.


                                     E-2-2

                                    EXHIBIT 3

                       MORTGAGE LOAN SELLER'S INFORMATION

      All information in the Prospectus Supplement described under the following
Sections: "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 4

                             PURCHASER'S INFORMATION

      All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 5

                             SCHEDULE OF LOST NOTES

                             Available Upon Request

                                    EXHIBIT 6

      Standard & Poor's LEVELS(R)Glossary, Version 5.6 Revised, Appendix E


                                                            REVISED July 7, 2004

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann.ss.ss.23-53-101
                       et seq.

                       Effective July 16, 2003


Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Codess.ss.757.01 et seq.

                       Effective June 2, 2003


Colorado Consumer Equity Protection, Colo. Covered Loan Stat. Ann. ss.ss. 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002


Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. ss.ss. 36a-746 et seq.

                       Effective October 1, 2001


District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Codess.ss.26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------


Florida Fair Lending Act, Fla. Stat. Ann. High Cost Home Loan ss.ss.494.0078 et seq.

                       Effective October 2, 2002

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003


Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann.ss.ss.7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003


HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       ss. 1639, 12 C.F.R. ss.ss. 226.32
                       and 226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002


Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, ss.ss.
                       137/5 et seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from May 14, 2001)


Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann.ss.ss.16a-1-101 et seq.        Consumer Loan (id.ss.
                                                          16a-3-207) and;

                       Sections 16a-1-301 and 16a-3-207   High APR Consumer
                       became effective April 14, 1999;   Loan (id.ss.
                       Section 16a-3-308a became          16a-3-308a)
                       effective July 1, 1999


Kentucky 2003 KY H.B. 287 - High Cost Home High Cost Home Loan Loan Act, Ky. Rev. Stat.ss.ss.
                       360.100 et seq.

                       Effective June 24, 2003


Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A,ss.ss.8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       ss.ss.32.00 et seq. and 209 C.M.R.
                       ss.ss.40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time


Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. ss.ss. 598D.010 et seq.

                       Effective October 1, 2003


New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003


New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004


New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003


North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)


Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. ss.ss. 1349.25 et seq.

                       Effective May 24, 2002


Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004

Standard & Poor's High Cost Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. ss.ss. 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004


West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann.ss.ss.Loan
                       31-17-1 et seq.

                       Effective June 5, 2002


Standard & Poor's Covered Loan Categorization



                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------


Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003


New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004


Standard & Poor's Home Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann.ss.ss.7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003


New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. ss.ss. 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003

Standard & Poor's Home Loan Categorization

                                                             Category under
                                  Name of                       Applicable
                            Anti-Predatory Lending            Anti-Predatory
 State/Jurisdiction            Law/Effective Date              Lending Law

--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. ss.ss. 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004


North Carolina         Restrictions and Limitations on    Consumer Home Loan
                         High Cost Home Loans, N.C. Gen.
                       Stat. ss.ss. 24-1.1E et seq.

                         Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)


South Carolina         South Carolina High Cost and       Consumer Home Loan
                          Consumer Home Loans Act, S.C.
                        Code Ann. ss.ss. 37-23-10 et seq.

                         Effective for loans taken on or
                       after January 1, 2004

                                   SCHEDULE A

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES


                                  Certificates



           Class                  S&P             Moody's
           -----                  ---             -------

            I-A                   AAA               Aaa
           II-A                   AAA               Aaa
             R                    AAA               NA
            M-1                   AA                Aa2
            M-2                    A                A2
             B                    BBB             [Baa3]

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B

                             MORTGAGE LOAN SCHEDULE

                             (Provided upon request)

                                                                       EXHIBIT K



                  FORM OF TRUSTEE LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, a New York banking corporation, having a place of business at 4 New York Plaza, 6th Floor, New York, N.Y. 10004, as Trustee (and in no personal or other representative capacity) under the Pooling and Servicing Agreement, dated as of July 1, 2004, by and among Structured Asset Mortgage Investments II Inc., the Trustee, Wells Fargo Bank, National Association and EMC Mortgage Corporation (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; capitalized terms not defined herein have the definitions assigned to such terms in the Agreement), relating to the Bear Stearns ALT-A Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8, hereby appoints _______________, in its capacity as a Servicer under the Agreement, as the Trustee's true and lawful Special Attorney-in-Fact, in the Trustee's name, place and stead and for the Trustee's benefit, but only in its capacity as Trustee aforesaid, to perform all acts and execute all documents as may be customary, necessary and appropriate to effectuate the following enumerated transactions in respect of any mortgage, deed of trust, promissory note or real estate owned from time to time owned (beneficially or in title, whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement, assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees), or in respect of which the Trustee has a security interest or other lien, all as provided under the applicable Agreement and only to the extent the respective Trustee has an interest therein under the Agreement, and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following enumerated transactions under the Agreement only:

     1. The modification or re-recording of any Mortgage Document for the purpose of correcting it to conform to the original intent of the parties thereto or to correct title errors discovered after title insurance was issued and where such modification or re-recording does not adversely affect the lien under the Mortgage Document as insured.

     2. The subordination of the lien under a Mortgage Document to an easement in favor of a public utility company or a state or federal agency or unit with powers of eminent domain including, without limitation, the execution of partial satisfactions/releases, partial reconveyances and the execution of requests to trustees to accomplish same.

     3. The conveyance of the properties subject to a Mortgage Document to the applicable mortgage insurer, or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

     4. The completion of loan assumption and modification agreements in respect of Mortgage Documents.

     5. The full or partial satisfaction/release of a Mortgage Document or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related note.

     6. The assignment of any Mortgage Document, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

     7. The full assignment of a Mortgage Document upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related note.

     8. With respect to a Mortgage Document, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

     a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and the deed of trust;

     b.   the   preparation   and   issuance   of   statements   of   breach  or
          non-performance;

     c. the preparation and filing of notices of default and/or notices of sale;

     d. the cancellation/rescission of notices of default and/or notices of sale;

     e.   the taking of a deed in lieu of foreclosure; and

     f. the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage Document or state law to expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

     9. Demand, sue for, recover, collection and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by the Trustee under the Mortgage Documents, and to use or take any lawful means for recovery thereof by legal process or otherwise.

     10. Endorse on behalf of the Trustee all checks, drafts and/or negotiable instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee gives the Special Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by this Limited Power of Attorney, subject to the terms and conditions set forth in the Agreement including the standard of care applicable to servicers in the Agreement, and hereby does ratify and confirm what such Special Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS WHEREOF, the Trustee has caused its corporate name and seal to be hereto signed and affixed and these presents to be acknowledged by its duly elected and authorized officer this ___ day of ___ , 2004.


                                          JPMorgan Chase Bank, as Trustee



                                          By:
                                             ---------------------------
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:



-------------------------------           -------------------------------
Name:                                     Name:
Title:                                    Title:






STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________, 2004, before me, the undersigned, a Notary Public in and for said state, personally appeared __________________, personally known to me to be the person whose name is subscribed to the within instrument and to be a duly authorized and acting Senior Vice President of JPMorgan Chase Bank, and such person acknowledged to me that such person executed the within instrument in such person's authorized capacity as a Senior Vice President of JPMorgan Chase Bank, and that by such signature on the within instrument the entity upon behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.


                                    ------------------------------
                                    Notary Public